UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016

PHH CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On November 8, 2016, PHH Corporation (“PHH,” the “Company,” “we” or “our”) issued a press release announcing our financial results for the three and nine month periods ended September 30, 2016, and our intent to exit from the Private-Label Services (“PLS”) origination business.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.

Item 2.05.                                        Costs Associated with Exit or Disposal Activities.

On November 8, 2016, our Board of Directors approved a plan to exit from the PLS business, which provides end to end origination services for financial institution clients, and represented 78% of our total loan closings (based on dollars) for the nine months ended September 30, 2016.  Our decision to exit the PLS business resulted from our ongoing strategic review, which was previously announced in March 2016.  Our plan to exit the PLS business is based on our assessment of the business challenges faced in this channel, including escalating costs associated with regulatory oversight and compliance, costs required to customize our programs for each client, as well as our expectations for the mortgage outsourcing business environment.

We intend to be substantially complete with the exit by the first quarter of 2018, subject to certain transition support requirements, and we expect to incur pre-tax charges of $75 to $105 million, in addition to the operating losses expected to be generated for the same time period.  Our estimated range of exit costs include amounts for severance and retention between $40 million to $45 million, facility exit costs between $15 million and $25 million, and contractual arrangement and other associated costs between $20 million and $35 million.

The Company’s analysis reflect its preliminary estimates and therefore is subject to change.  The Company plans to announce further details as the initiatives are finalized.  At this time, the Company is not able in good faith to make a determination of the estimated amount or range of amounts to be incurred for future cash expenditures associated with our exit from the PLS business.  The Company will file an amendment to this report after it makes a determination of such amounts.

Item 8.01.                                        Other Events.

On November 8, 2016, we entered into an Agreement for the Purchase and Sale of Servicing Rights by and among Lakeview Loan Servicing, LLC, a Delaware limited liability company (“Lakeview”), PHH and PHH Mortgage Corporation (the “Sale Agreement”) to sell substantially all of PHH Mortgage Corporation’s portfolio of Government National Mortgage Association (“Ginnie Mae”) mortgage servicing rights (the “Ginnie Mae MSR Portfolio”) to Lakeview.  The Ginnie Mae MSR Portfolio had a book value of $104 million and related servicing advances of $16 million (the “Servicing Advances”) as of September 30, 2016. There is no pre-existing relationship between Lakeview and the Company.

The sale of the Ginnie Mae MSR Portfolio pursuant to the Sale Agreement is subject to certain conditions precedent, including anti-trust approval, the approval of Ginnie Mae and the consent of certain mortgage loan origination sources.  Pursuant to the terms of the Sale Agreement, the Company agreed to sell the Ginnie Mae MSR Portfolio and Servicing Advances to Lakeview for aggregate cash consideration of approximately $122 million, based on the portfolio composition as of September 30, 2016.  The final purchase price is subject to change based on market conditions.

The sale pursuant to the Sale Agreement is expected to occur in a series of three closings beginning in the first quarter of 2017.  The Sale Agreement contains customary and mutual representations, warranties, covenants and indemnities for transactions of this type.

There can be no assurance that the sale of the Ginnie Mae MSR Portfolio contemplated by the Sale Agreement will close as contemplated.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	PHH Corporation press release dated November 8, 2016. *

*Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such Exhibit be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, forward looking-statements are not based on historical facts but instead represent only our current beliefs regarding future events.  All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements.  Such statements may be identified by words such as “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.”

You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature.  You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally.  Such periodic reports are available in the “Investors” section of our website at http://www.phh.com and are also available at http://www.sec.gov.  Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel and Secretary

Dated:  November 8, 2016